Execution Verison
Amendment No. 2 to Limited Guaranty and Indemnity Agreement

This Amendment No. 2 to Limited Guaranty and indemnity Agreement (this “Agreement”) is entered into as of October 15, 2024 by and among SEZZLE INC., a Delaware public benefit corporation (“Limited Guarantor”) and BASTION FUNDING VI LP, in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement referred to below)
Recitals
Whereas, Reference is made to that certain Revolving Credit and Security Agreement, dated as of April 19, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Sezzle Funding SPE II, LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the Lenders party thereto from time to time and the Administrative Agent; and
Whereas, in accordance with the terms of the Limited Guaranty and Indemnity Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Limited Guaranty”) entered into as of April 19, 2024 by and between Limited Guarantor and Administrative Agent, the parties desire to amend the Limited Guaranty in the manner and to the extent set forth herein.
Now, Therefore, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Agreement
1.Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Guaranty.
2.Amendments.
(a)Section 9 (m) of the Limited Guaranty is amended and restated to read as follows:
(m)  Limited Guarantor shall not make, directly or indirectly, any Restricted Payment (whether in the form of cash or other assets) or incur any obligation (contingent or otherwise) to do so, unless (a) no Default or Event of Default has occurred or is continuing or shall occur from the making of such Restricted Payment, (b) Limited Guarantor’s last twelve months of consolidated net income (loss) is positive and (c) the aggregate amount of such Restricted Payments made on or after the Closing Date does not exceed the sum of (x) 50% of Limited Guarantor’s consolidated net income for the twelve months ended on the Closing Date plus (y) 50% of Limited Guarantor’s consolidated net income for each month after the Closing Date as of the last day of such month and through the date of any restricted payment and 100% of Limited Guarantor’s consolidated net

(loss) for each month after the Closing Date as of the last day of such month and through the date of any restricted payment; provided, however, that (a) Limited Guarantor’s $5,000,000 stock repurchase program that commenced prior to the Closing Date shall be allowed to continue after the Closing Date, (b) Limited Guarantor shall be permitted to repurchase Equity Interests of Limited Guarantor or of any warrants of the same in an aggregate amount not to exceed $3,000,000, and (c) Limited Guarantor may continue to hold back shares of its common stock issuable upon the vesting of any incentive award issued under Limited Guarantor’s equity incentive plans or permit a participant thereunder to tender previously-owned shares of common stock in satisfaction of tax or other withholding requirements so long as no Default or Event of Default has occurred and is continuing or shall occur as a result of Limited Guarantor paying withholding taxes on behalf of such participant therefor.
(b)Section 9 (l)(i) of the Limited Guaranty is amended and restated to read as follows:
(i)Minimum Tangible Net Worth. Limited Guarantor shall maintain a Tangible Net Worth at least equal to the greater of (i) $30.0 million (or, on and after March 31, 2025, $50.0 million) and (ii) any minimum net worth or similar covenant set forth in any Comparable Guaranty.
3.Representations and Warranties. The Limited Guarantor hereby represents and warrants to each of the Secured Parties that:
(a)the representations and warranties of Limited Guarantor contained in the Limited Guaranty are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality or Material Adverse Effect, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality or Material Adverse Effect, which is true and correct in all respects) as of such earlier date;
(b)after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;
(c)the Limited Guarantor has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement;
(d)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Limited Guarantor of this Agreement; and
(e)this Agreement has been duly executed and delivered by the Limited Guarantor and constitutes a legal, valid and binding obligation of the Limited Guarantor,

enforceable against the Limited Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.Effect on the Facility Documents and Ratification. (a) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Limited Guaranty or any of the other Facility Documents or constitute a course of conduct or dealing among the parties. Each of the Lender and Administrative Agent reserves all rights, privileges and remedies under the Facility Documents. The amendments contained herein do not and shall not create (nor shall the Limited Guarantor rely upon the existence of or claim or assert that there exists) any obligation of the Lender or Administrative Agent to consider or agree to any further amendment and, in the event the Lender or Administrative Agent subsequently agrees to consider any further amendments, neither the amendments contained herein nor any other conduct of the Lender or Administrative Agent shall be of any force or effect on its respective consideration or decision with respect to any such requested amendment and the Lender and Administrative Agent shall not have any further obligation whatsoever to consider or agree to any further amendment or other agreement. The Limited Guaranty, as hereby amended, is hereby ratified and re-affirmed in all respects and shall remain in full force and effect. All references in the Facility Documents to the Limited Guaranty shall be deemed to be references to the Limited Guaranty as modified hereby. This Agreement shall constitute a Facility Document.
(a)The relationship of the Lender and the Limited Guarantor has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Limited Guaranty or any of the other Facility Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.
5.No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Limited Guaranty or any other Facility Document or an accord and satisfaction in regard thereto.
6.Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Limited Guarantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent (acting on the instructions of Required Lenders).
7.Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
8.Incorporation of Credit Agreement. The provisions contained in Section 23 (Execution in Counterparts), Section 17 (Governing Law), Section 12 (Severability), Section 20 (Integration), Section 19 (Submission to Jurisdiction; Waivers), and Section 24 (Waiver of Jury Trial) of the Limited Guaranty are incorporated herein by this reference, mutatis mutandis.
Remainder of page intentionally blank; signatures follow.

In Witness Whereof, the parties have caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

    Sezzle Inc., as Limited Guarantor
By:
Name:
Title:

SIGNATURE PAGE
AMENDMENT NO. 2 TO GUARANTY AGREEMENT

Bastion Funding VI LP, as Administrative Agent
By:
Name:
Title:

SIGNATURE PAGE
AMENDMENT NO. 2 TO GUARANTY AGREEMENT

Bastion Funding VI LP, as Lender
By:
Name:
Title:

SIGNATURE PAGE
AMENDMENT NO. 2 TO GUARANTY AGREEMENT